UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 13, 2008
VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)
Delaware	0-20928	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4600 Post Oak Place, Suite 309		77027
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 713-623-0801

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 13, 2008, VAALCO Energy, Inc. issued a press release announcing its earnings and results of operations for Year End 2007. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by VAALCO Energy, Inc., on March 13, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO ENERGY, INC.

March 13, 2008	By:	/s/ W. Russell Scheirman
W. Russell Scheirman
President and Chief Financial Officer